SUPPLEMENT DATED APRIL 10, 2017

TO THE PROSPECTUS DATED AUGUST 1, 2016

FOR PACIFIC FUNDS CLASS A, CLASS B, CLASS C, CLASS I, CLASS R,

ADVISOR CLASS AND INVESTOR CLASS SHARES

This supplement revises the Pacific Funds Class A, Class B, Class C, Class I, Class R, Advisor Class and Investor Class shares prospectus dated August 1, 2016, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes in this supplement apply to all Funds, unless otherwise noted, and are currently in effect. This supplement supersedes the previous supplements dated December 23, 2016 and November 28, 2016 to the Pacific Funds Prospectus dated August 1, 2016. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Fund Summaries section

Pacific Funds Short Duration Income, Pacific Funds Core Income, Pacific Funds Strategic Income, Pacific Funds Floating Rate Income, Pacific Funds Limited Duration High Income and Pacific Funds High Income – For each of these Funds, the rows and the footnote to the Annual Fund Operating Expenses table regarding the expense reimbursement arrangement and the information in the Examples tables (“Fee Tables”) are replaced with the information below.

Pacific Funds Short Duration Income

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	I	Advisor
Management Fee	0.40%	0.40%	0.40%	0.40%
Distribution (12b-1) and/or Service Fees	0.25%	1.00%	None	None
Other Expenses	0.41%	0.41%	0.26%	0.41%
Total Annual Fund Operating Expenses	1.06%	1.81%	0.66%	0.81%
Less Expense Reimbursement[2]	(0.31%)	(0.31%)	(0.16%)	(0.31%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.75%	1.50%	0.50%	0.50%

[1]	The expense information has been restated to reflect current fees.
[2]	The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.10% for Class A, Class C, Class I and Advisor Class shares through 7/31/2018. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement, or (ii) the expense cap in effect at the time of recoupment.

Your expenses (in dollars) if you SELL your shares at the end of each period.
	Share Class
	A	C	I	Advisor
1 year	$374	$253	$51	$51
3 years	$597	$539	$195	$228
5 years	$838	$951	$352	$419
10 years	$1,528	$2,101	$807	$973

Your expenses (in dollars) if you DON’T SELL your shares at the end of each period.
	Share Class
	A	C	I	Advisor
1 year	$374	$153	$51	$51
3 years	$597	$539	$195	$228
5 years	$838	$951	$352	$419
10 years	$1,528	$2,101	$807	$973

Pacific Funds Core Income

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	I	Advisor
Management Fee	0.50%	0.50%	0.50%	0.50%
Distribution (12b-1) and/or Service Fees	0.25%	1.00%	None	None
Other Expenses	0.39%	0.39%	0.24%	0.39%
Total Annual Fund Operating Expenses	1.14%	1.89%	0.74%	0.89%
Less Expense Reimbursement[2]	(0.29%)	(0.29%)	(0.19%)	(0.34%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.85%	1.60%	0.55%	0.55%

[1]	The expense information has been restated to reflect current fees.
[2]	The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.10% for Class A and Class C shares through 7/31/2018, and 0.05% for Class I and Advisor Class shares through 7/31/2018. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement, or (ii) the expense cap in effect at the time of recoupment.

Your expenses (in dollars) if you SELL your shares at the end of each period.
	Share Class
	A	C	I	Advisor
1 year	$508	$263	$56	$56
3 years	$744	$566	$217	$250
5 years	$999	$994	$393	$460
10 years	$1,727	$2,188	$901	$1,065

Your expenses (in dollars) if you DON’T SELL your shares at the end of each period.
	Share Class
	A	C	I	Advisor
1 year	$508	$163	$56	$56
3 years	$744	$566	$217	$250
5 years	$999	$994	$393	$460
10 years	$1,727	$2,188	$901	$1,065

Pacific Funds Strategic Income

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	I	Advisor
Management Fee	0.60%	0.60%	0.60%	0.60%
Distribution (12b-1) and/or Service Fees	0.25%	1.00%	None	None
Other Expenses	0.41%	0.41%	0.26%	0.41%
Acquired Fund Fees and Expenses[2]	0.04%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	1.30%	2.05%	0.90%	1.05%
Less Expense Reimbursement[3]	(0.31%)	(0.36%)	(0.21%)	(0.31%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.99%	1.69%	0.69%	0.74%

[1]	The expense information has been restated to reflect current fees.
[2]	Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.
[3]	The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.10% for Class A and Advisor Class shares through 7/31/2018, and 0.05% for Class C and Class I shares through 7/31/2018. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement, or (ii) the expense cap in effect at the time of recoupment.

Your expenses (in dollars) if you SELL your shares at the end of each period.
	Share Class
	A	C	I	Advisor
1 year	$522	$272	$70	$76
3 years	$790	$608	$266	$303
5 years	$1,079	$1,070	$478	$549
10 years	$1,900	$2,351	$1,089	$1,255

Your expenses (in dollars) if you DON’T SELL your shares at the end of each period.
	Share Class
	A	C	I	Advisor
1 year	$522	$172	$70	$76
3 years	$790	$608	$266	$303
5 years	$1,079	$1,070	$478	$549
10 years	$1,900	$2,351	$1,089	$1,255

Pacific Funds Floating Rate Income

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	I	Advisor
Management Fee	0.65%	0.65%	0.65%	0.65%
Distribution (12b-1) and/or Service Fees	0.25%	1.00%	None	None
Other Expenses	0.40%	0.40%	0.25%	0.40%
Total Annual Fund Operating Expenses	1.30%	2.05%	0.90%	1.05%
Less Expense Reimbursement[2]	(0.28%)	(0.33%)	(0.18%)	(0.28%)
Total Annual Fund Operating Expenses after Expense Reimbursement	1.02%	1.72%	0.72%	0.77%

[1]	The expense information has been restated to reflect current fees.
[2]	The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.10% for Class A and Advisor Class shares through 7/31/2018, and 0.05% for Class C and Class I shares through 7/31/2018. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement, or (ii) the expense cap in effect at the time of recoupment.

Your expenses (in dollars) if you SELL your shares at the end of each period.
	Share Class
	A	C	I	Advisor
1 year	$401	$275	$74	$79
3 years	$673	$611	$269	$306
5 years	$965	$1,073	$481	$552
10 years	$1,797	$2,353	$1,091	$1,257

Your expenses (in dollars) if you DON’T SELL your shares at the end of each period.
	Share Class
	A	C	I	Advisor
1 year	$401	$175	$74	$79
3 years	$673	$611	$269	$306
5 years	$965	$1,073	$481	$552
10 years	$1,797	$2,353	$1,091	$1,257

2

Pacific Funds Limited Duration High Income

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	I	Advisor
Management Fee	0.65%	0.65%	0.65%	0.65%
Distribution (12b-1) and/or Service Fees	0.25%	1.00%	None	None
Other Expenses	0.55%	0.55%	0.40%	0.55%
Total Annual Fund Operating Expenses	1.45%	2.20%	1.05%	1.20%
Less Fee Waiver and Expense Reimbursement[2,3]	(0.50%)	(0.55%)	(0.35%)	(0.50%)
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.95%	1.65%	0.70%	0.70%

[1]	The expense information has been restated to reflect current fees.
[2]	The investment adviser has agreed to waive 0.02% of its management fee through 7/31/17.
[3]	The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.07% for Class A, Class I and Advisor Class shares through 7/31/2018, and 0.02% for Class C shares through 7/31/2018. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement, or (ii) the expense cap in effect at the time of recoupment.

Your expenses (in dollars) if you SELL your shares at the end of each period.
	Share Class
	A	C	I	Advisor
1 year	$394	$268	$72	$72
3 years	$697	$635	$299	$331
5 years	$1,022	$1,129	$545	$611
10 years	$1,941	$2,491	$1,251	$1,410

Your expenses (in dollars) if you DON’T SELL your shares at the end of each period.
	Share Class
	A	C	I	Advisor
1 year	$394	$168	$72	$72
3 years	$697	$635	$299	$331
5 years	$1,022	$1,129	$545	$611
10 years	$1,941	$2,491	$1,251	$1,410

Pacific Funds High Income

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	I	Advisor
Management Fee	0.60%	0.60%	0.60%	0.60%
Distribution (12b-1) and/or Service Fees	0.25%	1.00%	None	None
Other Expenses	0.43%	0.43%	0.28%	0.43%
Acquired Fund Fees and Expenses[2]	0.04%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	1.32%	2.07%	0.92%	1.07%
Less Expense Reimbursement[3]	(0.33%)	(0.38%)	(0.18%)	(0.33%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.99%	1.69%	0.74%	0.74%

[1]	The expense information has been restated to reflect current fees.
[2]	Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.
[3]	The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.10% for Class A, Class I and Advisor Class shares through 7/31/2018, and 0.05% for Class C shares through 7/31/2018. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement, or (ii) the expense cap in effect at the time of recoupment.

Your expenses (in dollars) if you SELL your shares at the end of each period.
	Share Class
	A	C	I	Advisor
1 year	$522	$272	$76	$76
3 years	$794	$612	$275	$308
5 years	$1,087	$1,079	$492	$558
10 years	$1,920	$2,370	$1,115	$1,276

Your expenses (in dollars) if you DON’T SELL your shares at the end of each period.
	Share Class
	A	C	I	Advisor
1 year	$522	$172	$76	$76
3 years	$794	$612	$275	$308
5 years	$1,087	$1,079	$492	$558
10 years	$1,920	$2,370	$1,115	$1,276

3

Additional Information About Fees and Expenses section

Pacific Funds Short Duration Income, Pacific Funds Core Income, Pacific Funds Strategic Income, Pacific Funds Floating Rate Income, Pacific Funds Limited Duration High Income and Pacific Funds High Income – In the Additional Information About Shareholder Fees subsection, in the Examples for Class A Shares Purchased at Net Asset Value subsection, the rows for these Funds in the table will be deleted and replaced with the following:

	Your expenses (in dollars)
	1 Year	3 Years	5 Years	10 Years
Pacific Funds Short Duration Income	$77	$306	$555	$1,266
Pacific Funds Core Income	$87	$333	$600	$1,360
Pacific Funds Strategic Income	$101	$382	$683	$1,541
Pacific Funds Floating Rate Income	$104	$384	$686	$1,543
Pacific Funds Limited Duration High Income	$97	$409	$745	$1,692
Pacific Funds High Income	$101	$386	$692	$1,561

Other Fund Information section

In the Distribution and Servicing Arrangements subsection, the third paragraph under the heading “Revenue sharing payments” is deleted and replaced with the following:

In addition, Pacific Life as administrator or its affiliates may pay amounts from their own resources (up to 0.25% of account value on an annual basis) to compensate or reimburse unaffiliated financial intermediaries for administrative services and transfer agency functions provided to certain shareholders of the Funds (to the extent the Trust does not pay for such costs directly) such as plans (and plan participants) or other omnibus accounts (and beneficial owners). These administrative services and transfer agency functions include, among other services, acting as shareholder of record, processing purchase and redemption orders, answering questions, establishing and maintaining individual account records (e.g., sub-accounting, cost basis reporting, beneficial owner account statements), and delivering account statements, applicable tax forms, and proxy materials to beneficial owners.

SUPPLEMENT DATED APRIL 10, 2017

TO THE PACIFIC FUNDS STATEMENT OF ADDITIONAL INFORMATION

Dated April 10, 2017 for Pacific Funds Short Duration Income

and Dated August 1, 2016 for all other Funds

This supplement revises the Pacific Funds Statement of Additional Information dated April 10, 2017 for Pacific Funds Short Duration Income and dated August 1, 2016 for all other Funds (the “SAI”), and must be preceded or accompanied by the SAI. The changes in this supplement are currently in effect unless otherwise noted. This supplement supersedes the previous supplements dated March 31, 2017, December 23, 2016, November 28, 2016, September 30, 2016 and September 15, 2016 to the Pacific Fund Statement of Additional Information dated August 1, 2016. Remember to review the SAI for other important information. Capitalized terms not defined herein are as defined in the SAI.

The changes below will be effective May 1, 2017.

PF International Value Fund — Effective May 1, 2017, pursuant to approval by the Fund’s board of trustees, including a majority of independent trustees, Wellington Management Company LLP (“Wellington”) will become the sub-adviser of the PF International Value Fund, replacing J.P. Morgan Investment Management Inc. (“JPMorgan”). As a result of this change, the following disclosure changes will occur:

ADDITIONAL INVESTMENT STRATEGIES OF THE FUNDS

In the PF International Value Fund section, the first sentence will be deleted and replaced with the following:

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: convertible securities; GDRs and EDRs; rights and warrants; instruments of supranational entities denominated in foreign currencies; semi-governmental securities; non-convertible debt securities denominated in foreign currencies; purchases or sales on a delayed delivery basis; small-capitalization stocks; variable and floating rate securities; U.S. government securities; bank obligations; currency swaps and currency futures contracts; and repurchase agreements.

INFORMATION ABOUT THE MANAGERS

In the Management Firms section, the following will be added:

Wellington Management Company LLP (“Wellington”)

Wellington is a Delaware limited liability partnership. Wellington is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 80 years. Wellington is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.

In the Compensation Structures and Methods section, the following will be added:

Wellington

Wellington receives a fee based on the assets under management of each fund it manages or sub-advises. Wellington pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2016.

Wellington’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington’s compensation of the Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (the “Portfolio Managers”) includes a base salary and incentive components.

The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington, is generally a fixed amount that is determined by the managing partners of Wellington

Management Group LLP. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington from the Fund managed by the Portfolio Manager and generally other accounts managed by such Portfolio Manager.

The Portfolio Managers’ incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund managed by the Portfolio Managers compared to the benchmark index identified below over one, three and five year periods, with an emphasis on five year results. Wellington applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington’s business operations. Senior management at Wellington may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Corry and Shakin are Partners.

Fund	Benchmark
International Value	MSCI EAFE Index

Also in the Compensation Structures and Methods section, for JPMorgan, the last paragraph will be deleted.

In the Other Accounts Managed section, the following will be added:

Manager, Portfolio Manager(s)	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
Wellington
Andrew M. Corry[2]
Registered Investment Companies	8	$2,899,115,067	None	N/A
Other Pooled Investment Vehicles	13	$1,837,175,219	1	$67,915,074
Other Accounts	10	$1,761,250,056	1	$555,731,649
James H. Shakin[2]
Registered Investment Companies	8	$2,899,115,067	None	N/A
Other Pooled Investment Vehicles	8	$1,266,665,747	2	$73,141,938
Other Accounts	11	$1,846,835,219	1	$555,731,649

[2]	Other Accounts Managed information as of December 31, 2016.

Also in the Other Accounts Managed section, information regarding Gerd Woort-Menker, Demetris Georghiou and Georgina Perceval Maxwell under JPMorgan’s portion of the table will be deleted.

In the Material Conflicts of Interest section, the following will be added:

Wellington

Individual investment professionals at Wellington manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Portfolio Managers”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Managers make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

A Portfolio Manager or other investment professionals at Wellington may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington receives for managing the Fund. Messrs. Corry and Shakin also manage accounts which pay performance allocations to Wellington or its affiliates. Because incentive payments paid by Wellington to the Portfolio Managers are tied to revenues earned by Wellington and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington periodically review the performance of Wellington’s investment professionals. Although Wellington does not track the time an investment professional spends on a single account, Wellington does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Appendix Z will be added as follows:

APPENDIX Z

Wellington Management

Global Proxy Voting Policy and Procedures

As of November 1, 2016

Introduction

Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom it exercises proxy-voting discretion.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines.

Statement of Policy

Wellington Management:

1. Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it determines that it is in the best interest of one or more clients to refrain from voting a given proxy.

2. Votes all proxies in the best interests of the client for whom it is voting, i.e., to maximize economic value.

3. Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

Responsibility and Oversight

The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Corporate Governance Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Corporate Governance Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines and for providing advice and guidance on specific proxy votes for individual issuers.

Procedures

Use of Third-Party Voting Agent

Wellington Management uses the services of a third-party voting agent to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted.

Receipt of Proxy

If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.

Reconciliation

Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines and handled as follows:

●

Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by Investment Research and voted in accordance with the Guidelines.

●

Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

●

Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Wellington Management reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance

Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene.

Other Considerations

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending

In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

Additional Information

Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

The changes below are currently in effect.

All references to “PF Small-Cap Growth Fund” are replaced with “PF Developing Growth Fund.” In addition, all references and information relating to the PF Absolute Return Fund, BlueBay Asset Management LLP, and the PF Floating Rate Loan Fund are deleted.

Due to his retirement from the Trust’s Board effective December 31, 2016, all references and information relating to G. Thomas Willis are deleted.

ADDITIONAL INVESTMENT STRATEGIES OF THE FUNDS

In the PF Inflation Managed Fund section, the second and third paragraphs are deleted and replaced with the following:

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: contingent convertible securities; bank obligations; when-issued securities; and repurchase and reverse repurchase agreements. The Fund may invest up to 5% of its net assets in event-linked bonds, and invest up to 5% of its assets in municipal securities. The Fund may engage in short sales and short sales against the box as part of its overall portfolio management strategies to offset a potential decline in the value of a security. In addition, the Fund may invest up to 10% of its assets in preferred stock.

In the Diversification Versus Non-Diversification section, the last sentence of the first paragraph is deleted, and the following is added to the end of the third paragraph:

Being classified as non-diversified does not prevent a Fund from being managed as though it were diversified. If a non-diversified Fund is managed in a diversified manner for three consecutive years, such Fund will be reclassified as diversified, and thereafter shareholder approval will be required to reserve freedom of action to operate that Fund as non-diversified.

DESCRIPTION OF CERTAIN SECURITIES, INVESTMENTS AND RISKS

In the Foreign Securities section, the following is added before the paragraph labeled “Passive Foreign Investment Companies (“PFICS”)”:

In addition, if a country were to leave the European Union (voluntarily or involuntarily), the effect of such an event has the potential to significantly impact local and/or global markets and economies, as well as trade agreements, regulations and treaties. For example, the potential consequences of the United Kingdom’s vote in June 2016 to leave the European Union (“Brexit”) may result in increased market volatility and illiquidity in the United Kingdom, the European Union and other financial markets, as well as slower economic growth and fluctuations in exchange rates. These events could negatively impact the value of a Fund’s holdings.

In the Swap Agreements and Options on Swap Agreements section, the following is added to the end of the first paragraph:

In a volatility swap, a Fund receives or makes payments based on the measured variance (or square of volatility) of an underlying reference instrument over a specified period of time (typically above or below a level agreed to by the parties), for the purposes of taking positions and/or hedging risk.

Also in the Swap Agreements and Options on Swap Agreements section, the sixth paragraph is deleted and replaced with the following:

To the extent that a Fund uses derivatives or engages in other transactions that involve leverage or potential leverage, such as swaps, the Fund must segregate cash, U.S. government securities and/or other liquid securities marked-to-market daily (including any margin). The amount required for segregation for swaps will generally be the market value of the swap, however the amount required for segregation for certain swaps such as sell protection and CDS (when the portfolio is selling credit protection) will be valued at the notional amount or its full exposure value. Swap agreements may include, but are not limited to: (1) “currency exchange rate”, which involve the exchange by a Fund with another party of their respective rights to make or receive payments is specified currencies; (2) “interest rate”, which involve the exchange by a Fund with another party of their respective commitments to pay or receive interest; (3) “interest rate index”, which involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices; and other interest rate swap arrangements such as: (i) “caps,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (ii) “floors,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a certain level, or “floor”; and (iii) “collars,” under which one party sells a cap and purchases a floor or vice-versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; (4) “credit default”, which involve an agreement of a Fund to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party in return for a periodic stream of payments over the term of the contract provided that no event of default has occurred; (5) “total return”, which involves the exchange by a Fund with another party of their respective commitments and the total return side is based on the total return of an equity or debt instrument or loan, or index thereon, with a life longer than the swap; and

(6) “volatility,” which involves the exchange by a Fund with another party of their respective rights to make or receive payments based on the volatility of an underlying reference instrument. As the seller of a swap, the Fund would be subject to investment exposure on the notional amount of the swap.

Also in the Swap Agreements and Options on Swap Agreements section, the first sentence of the seventh paragraph is deleted and replaced with the following:

Risk of Swap Agreements. The use of interest rate, mortgage, credit, currency, volatility and total return swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

ORGANIZATION AND MANAGEMENT OF THE TRUST

In the Management Information section, all information regarding Eddie D. Tung in the Interested Persons table is deleted and the following information for Brian D. Klemens is added:

Name and Age	Position(s) with the Trust and Length of Time Served	Current Directorship(s) Held and Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen
Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 12/31/16 (Vice President and Treasurer 4/96 to 9/15)	Vice President and Controller (10/07 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President and Controller (10/07 to present) of Pacific Life; Vice President and Controller (10/07 to present) of Pacific Life Fund Advisors LLC; Vice President (5/00 to present) and Controller (10/07 to present) of Pacific Select Distributors, LLC; and Vice President and Treasurer (6/01 to 9/15; 12/16 to present) of Pacific Select Fund.	97

In the Management Information section, under the “Current Directorship(s) Held and Principal Occupation(s) During Past 5 Years” column in the Interested Persons table, information for Trevor T. Smith is deleted and replaced with the following:

Assistant Vice President (1/17 to present) and Director of Variable Products Accounting (4/09 to 12/16) of Pacific Life; and Vice President and Assistant Treasurer (3/16 to present) of Pacific Select Fund.

In the Board of Trustees section, under the Committees subsection, the third sentence of the second paragraph is deleted and replaced with the following:

Mr. Keller serves as Chairman of the Audit Committee.

Pacific Funds Core Income, Pacific Funds Strategic Income, Pacific Funds Floating Rate Income, Pacific Funds Limited Duration High Income and Pacific Funds High Income – In the Investment Advisory Fees Owed or Paid section, the second row of the table identifying the expense caps for Class A, Class C, Class I and Advisor Class shares of the Funds is deleted and replaced with the following:

Fund	Share Class	Expense Caps
Pacific Funds Core Income	A and C	0.10% through July 31, 2018
	I and Advisor	0.05% through July 31, 2018
Pacific Funds Strategic Income	A and Advisor	0.10% through July 31, 2018
	C and I	0.05% through July 31, 2018
Pacific Funds Floating Rate Income	A and Advisor	0.10% through July 31, 2018
	C and I	0.05% through July 31, 2018
Pacific Funds Limited Duration High Income	A, I and Advisor	0.07% through July 31, 2018
	C	0.02% through July 31, 2018
Pacific Funds High Income	A, I and Advisor	0.10% through July 31, 2018
	C	0.05% through July 31, 2018

INFORMATION ABOUT THE MANAGERS

In the Management Firms section, the disclosure for Boston Partners is deleted and replaced with the following:

Boston Partners Global Investors, Inc. (“Boston Partners”)

(formerly named Robeco Investment Management, Inc., doing business as Boston Partners)

Boston Partners is a registered investment adviser organized in Delaware. Boston Partners is a wholly owned subsidiary of Robeco Group N.V., a Dutch global investment management company (“Robeco Group”). Robeco Group is wholly owned by ORIX Corporation, a diversified financial services company based in Japan.

In the Compensation Structures and Methods section, the last sentence of the Western Asset subsection is deleted.

In the Other Accounts Managed section, information regarding Frederick R Marki under Western Asset’s portion of the table is deleted, and the following is added under Ivy’s portion of the table:

Manager, Portfolio Manager(s)	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
Ivy
Nathan A. Brown[1]
Registered Investment Companies	1	$210,995,677	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	None	N/A	None	N/A

[1]	Other Accounts Managed information as of September 30, 2016.

FUND TRANSACTIONS AND BROKERAGE

In the Brokerage and Research Services section, footnote number 9 of the table listing Funds that incurred brokerage commissions is deleted and replaced with the following:

[9]

Effective October 31, 2016, PIMCO became the sole sub-adviser of the PF Inflation Managed Fund. Between January 15, 2015 and October 31, 2016, Western Asset served as co-sub-adviser with PIMCO. Prior to January 15, 2015, PIMCO served as the sole sub-adviser.

In the Brokerage and Research Services section, in the table listing Funds that paid soft dollar commissions, information regarding the PF Main Street Core Fund and the PF Emerging Markets Fund is deleted and replaced with the following:

Fund	Soft Dollar Commissions	Trade Amount resulting in those Commissions
PF Main Street Core Fund	$103,937	$220,354,804
PF Emerging Markets Fund	$175,985	$164,096,806

In the Brokerage and Research Services section, the following is added to the table listing Funds that held securities of their Regular Broker-Dealers’ parent company:

Fund	Regular Broker-Dealers[1]	Value of Securities (in thousands)
PF Inflation Managed Fund	Bank of America Corp	$302
	Barclays PLC	$424
	Goldman Sachs Group Inc.	$99

DISTRIBUTION OF TRUST SHARES

In the Distribution and/or Servicing Plans for Class A, B, C, R and, Investor Class Shares section, the section is renamed Distribution and/or Servicing Plans for Class A, B, C, R and Investor Class Shares and the last paragraph is deleted and replaced with the following:

Independent financial intermediaries unaffiliated with Pacific Life or its affiliates may perform administrative services and/or transfer agency functions with respect to applicable clients whose assets may be invested in the Funds. These administrative services and transfer agency functions, normally provided by Pacific Life as Administrator or the Funds’ transfer agent and/or sub-administrator (“Service Providers”) directly to Fund shareholders, may include, among other services, acting as shareholder of record, processing purchase and redemption orders, answering questions, establishing and maintaining individual account records (e.g., sub-accounting, cost basis reporting, beneficial owner account statements), and delivering account statements, applicable tax forms, and proxy materials to beneficial owners. Pacific Life may pay these amounts out of their own resources to compensate or reimburse such unaffiliated entities for the provision of these services and functions, which Pacific Life or the Fund’s Service Providers normally would perform.